Quarterly Holdings Report
for
Fidelity Advisor Freedom® 2005 Fund
June 30, 2022
AFF5-NPRT1-0822
1.818350.117
U.S. Treasury Obligations - 0.1%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills, yield at date of purchase 0.81% to 1.69% 7/21/22 to 9/22/22 (b) (Cost $129,682)	130,000	129,638

Domestic Equity Funds - 9.0%
	Shares	Value ($)
Fidelity Advisor Series Equity Growth Fund (c)	95,740	1,215,898
Fidelity Advisor Series Growth Opportunities Fund (c)	92,942	833,692
Fidelity Advisor Series Small Cap Fund (c)	49,966	533,140
Fidelity Series All-Sector Equity Fund (c)	54,588	485,837
Fidelity Series Commodity Strategy Fund (c)	363,594	1,756,159
Fidelity Series Large Cap Stock Fund (c)	115,042	1,883,236
Fidelity Series Large Cap Value Index Fund (c)	15,028	202,578
Fidelity Series Opportunistic Insights Fund (c)	75,889	1,111,013
Fidelity Series Small Cap Opportunities Fund (c)	54,955	620,997
Fidelity Series Stock Selector Large Cap Value Fund (c)	100,653	1,200,791
Fidelity Series Value Discovery Fund (c)	84,413	1,230,743
TOTAL DOMESTIC EQUITY FUNDS (Cost $9,068,733)		11,074,084

International Equity Funds - 14.3%
	Shares	Value ($)
Fidelity Series Canada Fund (c)	81,976	1,093,566
Fidelity Series Emerging Markets Fund (c)	94,710	780,408
Fidelity Series Emerging Markets Opportunities Fund (c)	436,876	7,147,293
Fidelity Series International Growth Fund (c)	188,111	2,631,679
Fidelity Series International Small Cap Fund (c)	46,517	697,750
Fidelity Series International Value Fund (c)	270,659	2,595,622
Fidelity Series Overseas Fund (c)	251,496	2,628,138
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $15,648,550)		17,574,456

Bond Funds - 67.0%
	Shares	Value ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund (c)	2,308,399	22,876,234
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (c)	106,788	918,379
Fidelity Series Emerging Markets Debt Fund (c)	84,127	612,446
Fidelity Series Emerging Markets Debt Local Currency Fund (c)	24,572	203,949
Fidelity Series Floating Rate High Income Fund (c)	14,057	121,734
Fidelity Series High Income Fund (c)	79,938	645,098
Fidelity Series International Credit Fund (c)	13,270	109,877
Fidelity Series International Developed Markets Bond Index Fund (c)	547,297	4,832,632
Fidelity Series Investment Grade Bond Fund (c)	4,589,020	47,175,123
Fidelity Series Long-Term Treasury Bond Index Fund (c)	702,307	4,677,365
Fidelity Series Real Estate Income Fund (c)	36,794	380,817
TOTAL BOND FUNDS (Cost $87,517,922)		82,553,654

Short-Term Funds - 9.6%
	Shares	Value ($)
Fidelity Cash Central Fund 1.58% (d)	113,910	113,933
Fidelity Series Government Money Market Fund 1.18% (c)(e)	9,325,634	9,325,634
Fidelity Series Short-Term Credit Fund (c)	242,301	2,330,936
TOTAL SHORT-TERM FUNDS (Cost $11,842,553)		11,770,503

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $124,207,440)	123,102,335
NET OTHER ASSETS (LIABILITIES) - 0.0%	54,703
NET ASSETS - 100.0%	123,157,038

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	5	Sep 2022	464,150	4,142	4,142
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	8	Sep 2022	401,080	(126)	(126)

TOTAL EQUITY INDEX CONTRACTS					4,016

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	21	Sep 2022	2,489,156	(4,290)	(4,290)

TOTAL PURCHASED					(274)

Sold

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	3	Sep 2022	568,425	(5,335)	(5,335)

TOTAL FUTURES CONTRACTS					(5,609)
The notional amount of futures purchased as a percentage of Net Assets is 2.7%
The notional amount of futures sold as a percentage of Net Assets is 0.5%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $129,638.
(c)	Affiliated Fund
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(e)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 1.58%	55,815	295,197	237,079	238	-	-	113,933	0.0%
Total	55,815	295,197	237,079	238	-	-	113,933

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Advisor Series Equity Growth Fund	1,435,837	153,074	120,210	-	(9,811)	(242,992)	1,215,898
Fidelity Advisor Series Growth Opportunities Fund	984,605	199,950	82,863	-	(6,419)	(261,581)	833,692
Fidelity Advisor Series Small Cap Fund	651,729	47,738	53,274	-	(8,242)	(104,811)	533,140
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	20,907,595	4,760,107	2,505,490	-	(21,664)	(264,314)	22,876,234
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	1,031,370	1,075,262	1,076,096	-	(67,045)	(45,112)	918,379
Fidelity Series All-Sector Equity Fund	615,810	25,307	49,863	-	(6,292)	(99,125)	485,837
Fidelity Series Canada Fund	1,362,090	43,342	129,189	-	3,641	(186,318)	1,093,566
Fidelity Series Commodity Strategy Fund	2,118,309	114,393	396,025	-	69,223	(149,741)	1,756,159
Fidelity Series Emerging Markets Debt Fund	731,304	33,698	69,901	8,718	(16,091)	(66,564)	612,446
Fidelity Series Emerging Markets Debt Local Currency Fund	241,705	3,634	22,980	-	(4,120)	(14,290)	203,949
Fidelity Series Emerging Markets Fund	908,970	55,597	83,629	-	(7,080)	(93,450)	780,408
Fidelity Series Emerging Markets Opportunities Fund	8,189,517	607,918	753,883	-	(82,495)	(813,764)	7,147,293
Fidelity Series Floating Rate High Income Fund	145,049	3,653	19,296	1,515	(644)	(7,028)	121,734
Fidelity Series Government Money Market Fund 1.18%	13,492,074	193,356	4,359,796	18,378	-	-	9,325,634
Fidelity Series High Income Fund	859,033	22,763	148,649	10,407	(4,873)	(83,176)	645,098
Fidelity Series Inflation-Protected Bond Index Fund	2,727,543	31,496	2,709,283	14,159	69,545	(119,301)	-
Fidelity Series International Credit Fund	122,111	765	-	765	-	(12,999)	109,877
Fidelity Series International Developed Markets Bond Index Fund	4,388,303	1,176,543	477,833	2,647	(19,314)	(235,067)	4,832,632
Fidelity Series International Growth Fund	3,109,470	290,352	283,485	-	(48,918)	(435,740)	2,631,679
Fidelity Series International Small Cap Fund	852,805	61,035	81,660	-	(21,471)	(112,959)	697,750
Fidelity Series International Value Fund	3,141,037	212,088	374,151	-	(17,923)	(365,429)	2,595,622
Fidelity Series Investment Grade Bond Fund	55,392,046	1,153,388	6,246,234	334,553	(409,536)	(2,714,541)	47,175,123
Fidelity Series Large Cap Stock Fund	2,259,110	127,766	202,904	-	61,744	(362,480)	1,883,236
Fidelity Series Large Cap Value Index Fund	244,343	8,521	21,698	-	5,690	(34,278)	202,578
Fidelity Series Long-Term Treasury Bond Index Fund	5,351,573	479,008	474,353	30,335	(39,773)	(639,090)	4,677,365
Fidelity Series Opportunistic Insights Fund	1,326,831	156,753	110,099	-	(16,293)	(246,179)	1,111,013
Fidelity Series Overseas Fund	3,126,870	320,503	283,485	-	(40,057)	(495,693)	2,628,138
Fidelity Series Real Estate Income Fund	522,278	9,677	108,968	6,360	7,478	(49,648)	380,817
Fidelity Series Short-Term Credit Fund	3,379,362	55,303	1,064,694	10,928	(25,750)	(13,285)	2,330,936
Fidelity Series Small Cap Opportunities Fund	804,665	14,531	65,634	-	(9,025)	(123,540)	620,997
Fidelity Series Stock Selector Large Cap Value Fund	1,441,992	70,419	149,057	-	17,681	(180,244)	1,200,791
Fidelity Series Value Discovery Fund	1,468,683	51,053	166,779	-	44,504	(166,718)	1,230,743
	143,334,019	11,558,993	22,691,461	438,765	(603,330)	(8,739,457)	122,858,764

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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